                                                               EXHIBIT (g)(3)(i)

[ING FUNDS LOGO]

February 1, 2004

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip
15th Floor
New York, NY 10286

Dear Ms. Dinella:

Pursuant to the terms and conditions of the Securities Lending Agreement dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING LargeCap Value Fund, a newly established fund of ING Equity Trust (the "New Fund") to be included on the AMENDED EXHIBIT A to the Agreements as of February 1, 2004 as shown.

The AMENDED EXHIBIT A has also been updated by the removal of ING VP Large Company Value Portfolio as this fund was recently dissolved. Further, AMENDED EXHIBIT A has been updated to reflect the recent name change of ING JPMorgan Fleming Small Cap Equity Portfolio to ING JPMorgan Small Cap Equity Portfolio.

Please signify your acceptance to provide services under the Agreements with respect to the New Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                /s/ Michael J. Roland
                                                --------------------------------
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ William P. Kelly
    --------------------------------
Name: William P. Kelly
Title: Managing Director,
Duly Authorized

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000       ING Investments, LLC
Scottsdale, AZ 85258-2034           Fax: 480-477-2700
                                    www.ingfunds.com

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                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

              SECURITIES LENDING AGREEMENT, SUBSCRIPTION AGREEMENT
                                  AND GUARANTY

                    FUND
-------------------------------------------
ING EQUITY TRUST
  ING Convertible Fund
  ING Disciplined LargeCap Fund
  ING Equity and Bond Fund
  ING LargeCap Growth Fund
  ING LargeCap Value Fund
  ING MidCap Opportunities Fund
  ING MidCap Value Fund
  ING Real Estate Fund
  ING SmallCap Opportunities Fund
  ING SmallCap Value Fund
  ING Tax Efficient Equity Fund


ING FUNDS TRUST
  ING Classic Money Market Fund
  ING High Yield Bond Fund
  ING High Yield Opportunity Fund
  ING Intermediate Bond Fund
  ING Lexington Money Market Trust
  ING Money Market Fund
  ING National Tax-Exempt Bond Fund
  ING Strategic Bond Fund

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund


ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio
  ING Alliance Mid Cap Growth Portfolio
  ING American Funds Growth Portfolio
  ING American Funds Growth-Income Portfolio
  ING American Funds International Portfolio
  ING Capital Guardian Large Cap Value Portfolio
  ING Capital Guardian Managed Global Portfolio
  ING Capital Guardian Small Cap Portfolio
  ING Developing World Portfolio
  ING Eagle Asset Value Equity Portfolio
  ING FMR(SM) Diversified Mid Cap Portfolio
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio
  ING Hard Assets Portfolio
  ING International Portfolio
  ING Janus Growth and Income Portfolio
  ING Janus Special Equity Portfolio
  ING Jennison Equity Opportunities Portfolio
  ING JPMorgan Small Cap Equity Portfolio

ING INVESTORS TRUST (CONT.)
  ING Julius Baer Foreign Portfolio
  ING Limited Maturity Bond Portfolio
  ING Liquid Assets Portfolio
  ING Marsico Growth Portfolio
  ING Mercury Focus Value Portfolio
  ING Mercury Fundamental Growth Portfolio
  ING MFS Mid Cap Growth Portfolio
  ING MFS Research Portfolio
  ING MFS Total Return Portfolio
  ING PIMCO Core Bond Portfolio
  ING PIMCO High Yield Portfolio
  ING Salomon Brothers All Cap Portfolio
  ING Salomon Brothers Investors Portfolio
  ING Stock Index Portfolio
  ING T. Rowe Price Capital Appreciation
  ING T. Rowe Price Equity Income Portfolio
  ING UBS U.S. Balanced Portfolio
  ING Van Kampen Equity Growth Portfolio
  ING Van Kampen Global Franchise Portfolio
  ING Van Kampen Growth and Income Portfolio
  ING Van Kampen Real Estate Portfolio

ING MAYFLOWER TRUST
  ING Growth + Value Fund
  ING International Value Fund


ING MUTUAL FUNDS
  ING Emerging Countries Fund
  ING Foreign Fund
  ING Global Equity Dividend Fund
  ING Global Real Estate Fund
  ING International Fund
  ING International SmallCap Growth Fund
  ING Precious Metals Fund
  ING Russia Fund
  ING Worldwide Growth Fund

ING SERIES FUND, INC.
  Brokerage Cash Reserves
  ING Aeltus Money Market Fund
  ING Balanced Fund
  ING Bond Fund
  ING Government Fund
  ING Growth and Income Fund

  ING Growth Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING International Growth Fund
  ING Small Company Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Income Fund
  ING Technology Fund
  ING Value Opportunity Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio
  ING VP Strategic Allocation Growth Portfolio
  ING VP Strategic Allocation Income Portfolio

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio

ING VARIABLE INSURANCE TRUST
  ING VP Worldwide Growth Portfolio

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio
  ING VP Index Plus LargeCap Portfolio
  ING VP Index Plus MidCap Portfolio
  ING VP Index Plus SmallCap Portfolio
  ING VP International Equity Portfolio
  ING VP Small Company Portfolio
  ING VP Technology Portfolio
  ING VP Value Opportunity Portfolio

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio
  ING VP Disciplined LargeCap Portfolio
  ING VP Growth + Value Portfolio
  ING VP Growth Opportunities Portfolio
  ING VP High Yield Bond Portfolio
  ING VP International Value Portfolio
  ING VP LargeCap Growth Portfolio
  ING VP MagnaCap Portfolio
  ING VP MidCap Opportunities Portfolio
  ING VP SmallCap Opportunities Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP BOND PORTFOLIO

ING VP EMERGING MARKETS FUND, INC.

ING VP MONEY MARKET PORTFOLIO